Exhibit 24.1

POWER OF ATTORNEY

Reference is hereby made to the registration by TotalEnergies SE under the U.S. Securities Act of 1933, as amended, of securities to be issued, from time to time, by TotalEnergies SE (the “Securities”). Such Securities will be registered on a registration statement on Form F-3 (the “Registration Statement”) and filed with the United States Securities and Exchange Commission (the “SEC”).

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes and appoints any person listed below or Jean-Pierre Sbraire, Chief Financial Officer of TotalEnergies SE, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to act, without any other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign the Registration Statement (including under any other appropriate Form) of TotalEnergies SE, a French societas europaea, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, or any state regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates noted below.

Date:	April 24, 2024	By:	/s/ Patrick Pouyanné
		Name:	Patrick Pouyanné
		Title:	Chairman and Chief Executive Officer

Date:	April 25, 2024	By:	/s/ Jacques Aschenbroich
		Name:	Jacques Aschenbroich
		Title:	Director

Date:	April 25, 2024	By:	/s/ Marie-Christine Coisne-Roquette
		Name:	Marie-Christine Coisne-Roquette
		Title:	Director

Date:	April 25, 2024	By:	/s/ Lise Croteau
		Name:	Lise Croteau
		Title:	Director

Date:	April 25, 2024	By:	/s/ Mark Cutifani
		Name:	Mark Cutifani
		Title:	Director

Date:	April 25, 2024	By:	/s/ Romain Garcia-Ivaldi
		Name:	Romain Garcia-Ivaldi
		Title:	Director
Date:	April 25, 2024	By:	/s/ Maria van der Hoeven
		Name:	Maria van der Hoeven
		Title:	Director

Date:	By:
	Name:	Glenn Hubbard
	Title:	Director

[Signature page of Form F-3 Power of Attorney TotalEnergies SE]

Date:	April 25, 2024	By:	/s/ Anne-Marie Idrac
		Name:	Anne-Marie Idrac
		Title:	Director

Date:	April 25, 2024	By:	/s/ Emma de Jonge
		Name:	Emma de Jonge
		Title:	Director

Date:	April 25, 2024	By:	/s/ Anelise Lara
		Name:	Anelise Lara
		Title:	Director

Date:	April 25, 2024	By:	/s/ Jean Lemierre
		Name:	Jean Lemierre
		Title:	Director

Date:	April 25, 2024	By:	/s/ Dierk Paskert
		Name:	Dierk Paskert
		Title:	Director

Date:	April 25, 2024	By:	/s/ Angel Pobo
		Name:	Angel Pobo
		Title:	Director

Date:	April 22, 2024	By:	/s/ Elodie Tilmant
		Name:	Elodie Tilmant
		Title:	Chief Accounting Officer

Date:	April 22, 2024	By:	/s/ Jeanine Wai
		Name:	Jeanine Wai
		Title:	Authorized Representative in the United States

[Signature page of Form F-3 Power of Attorney TotalEnergies SE]